UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 12, 2006


                          MONTGOMERY REALTY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                         000-30724              88-0377199
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                 400 Oyster Point Blvd., Suite 415
                South San Francisco, California                   94080
            ----------------------------------------            ----------
            (Address of principal executive offices)            (Zip Code)

                                 (650) 266-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             ITEM 8.01. OTHER EVENTS

         On September 12, 2006, Montgomery Realty Group, Inc., engaged the independent accounting firm of Armanino McKenna, LLP, to assist Montgomery with its internal controls. Specifically, Armanino McKenna will assist Montgomery in bringing the company's internal control system into compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The engagement letter calls for Armanino McKenna to perform a risk assessment, assist in providing a corporate governance checklist, develop process documentation, develop control matrices, assist Montgomery's management with the development and documentation of its control objectives, and otherwise assist Montgomery with its internal controls procedures. The engagement agreement calls for Armanino McKenna to work with Montgomery's independent auditors as necessary.

         Montgomery has also employed three new accounting personnel to work at the direction of its chief financial officer, and the agreement provides for Armanino McKenna to provide information technology support and assist with training Montgomery's new accounting staff and related personnel.

         The engagement agreement calls for Montgomery to pay not more than $175,000 for implementation of these Section 404 controls, with the specific billing to be based upon various professional service rates. The engagement agreement also calls for Montgomery to reimburse Armanino McKenna for its actual out-of-pocket expenses.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MONTGOMERY REALTY GROUP, INC.



Date:  September 18, 2006                     By: /s/ James T. Graeb
                                                 -------------------------------
                                                 James T. Graeb, General Counsel

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